                                   TERMINATION OF
                        LIMITED EXCLUSIVE LICENSE AGREEMENT


                                        FOR


                      ULTRA-WIDEBAND (UWB) IMPULSE RADAR-BASED
                                     TECHNOLOGY
                            FOR AUTOMOTIVE FIELD OF USE


                                      BETWEEN


                    THE REGENTS OF THE UNIVERSITY OF CALIFORNIA


                                        AND


                               AMERIGON, INCORPORATED

                              LLNL CASE NO. TL-796-94




                       LAWRENCE LIVERMORE NATIONAL LABORATORY
                              UNIVERSITY OF CALIFORNIA
                      P.O. BOX 808, L-795, LIVERMORE, CA 94550
                   INDUSTRIAL PARTNERSHIPS AND COMMERCIALIZATION
                                     JUNE, 1998

                                   TERMINATION OF
                          LICENSE AGREEMENT NO. TL-796-94


                              FOR ULTRA-WIDEBAND (UWB)
                           IMPULSE RADAR-BASED TECHNOLOGY


                            FOR AUTOMOTIVE FIELD OF USE


     BETWEEN THE REGENTS of the University of (Licensor) and Amerigon, Incorporated (Licensee).


     WHEREAS, Licensee desires to terminate the subject Limited Exclusive License and replace it with a Non Exclusive License;


     WHEREAS, Licensor desires to terminate TL-796-94 and to replace it with a separate Non Exclusive License covering the Transportation Field of Use;


     NOW THEREFORE, in consideration and mutual covenants contained herein, the parties hereto agree as follows:


1. Subject to the following changes in the subject agreement and the simultaneous execution of a Non Exclusive License for the transportation field of use covering the Ultra-Wideband Impulse Radar-Base Technology Licensee and Licensor hereby terminate the subject agreement under Article 11, effective ___________________, 1998.

2. Based on the termination of the license and it's replacement with a Non Exclusive License, the 90 day requirement for notice in Article 11 and all future minimum annual fees under part C in Exhibit 2 are waived including $200,000 which was due January 1, 1998.

     IN WITNESS WHEREOF, both THE REGENTS and the LICENSEE have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.


AMERIGON, INCORPORATED   THE REGENTS OF THE UNIVERSITY, OF  CALIFORNIA


By:  /s/ LON E. BELL                By:
   -----------------------------        ------------------------------------
            (Signature)                             (Signature)

Name: Lon E. Bell                   Name:
      ----------------------------       ------------------------------------
Title:   CEO                       Title:
      ----------------------------       ------------------------------------

Date signed: July 20, l998        Dated signed:_________________________, 1998


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